EXHIBIT 10.7

                            NEXAR TECHNOLOGIES, INC.
                 (formerly known as Dynasys Systems Corporation)

                             1995 STOCK OPTION PLAN
                 (As Amended and Restated on February 28, 1997)

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 1.      PURPOSE

         The purpose of this Nexar Technologies, Inc. (formerly known as Dynasys Systems Corporation) 1995 Stock Option Plan (the "Plan") is to provide an incentive to certain key employees, directors and consultants of and to Nexar Technologies, Inc. (the "Company") and its parent, if any, and any present or future subsidiaries of the Company (collectively, the "Related Companies") by providing a favorable opportunity for them to purchase stock of the Company.

         This Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to key employees of the Company and the Related Companies, and for the grant of non-qualified stock options to key employees, non-employee directors and consultants to the Company and the Related Companies. All such incentive stock options and non-qualified options which may be granted under this Plan are hereinafter referred to as "Options."


 2.      ADMINISTRATION OF THE PLAN

         This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer this Plan. If the Company registers any class of equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 under the Exchange Act. Subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees, non-employee directors and consultants (from among the class of persons eligible under Section 4) to whom Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum specified in
Section 7; (iv) determine whether each Option granted shall be an incentive stock option or a non-qualified option; (v) determine the time or times when each Option shall become exercisable and the duration of the exercise period;
(vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions if any; and
(vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.





         The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.


 3.      SHARES COVERED BY THE PLAN

         Options may be granted under the Plan while the Plan is in effect for the purchase of not more than 5,300,000 shares of the Common Stock, $0.01 par value per share ("Common Stock"), of the Company. Shares covered by unexercised Options which are no longer exercisable for any reason shall be available for issuance under Options granted hereunder for purposes of computing the foregoing limitation unless the Plan has been terminated. Shares delivered on exercise of Options may be made available from authorized and unissued Common Stock or from Common Stock held in the Treasury of the Company. In connection with the grant of any non-qualified stock option under the Plan, the Committee may in its discretion provide for a cash payment to be made to the person exercising the Option, at the time of exercise, in such amount as the Committee determines to be appropriate to reimburse such person, in whole or in part, for any federal or state income taxes incurred in connection with such exercise. Such payment may be applied to the satisfaction of any applicable withholding tax which is incurred in connection with such exercise or with such payment.


 4.      ELIGIBILITY

         The persons who shall be eligible to receive Options under the Plan shall include key employees, non-employee directors and individuals performing services as non-employee independent contractors to the Company or any of the Related Companies. Such persons are hereinafter referred to as "Eligible Individuals."



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 5.      ALLOTMENT OF OPTIONS AND NUMBER OF SHARES

         The allotment of Options among the Eligible Individuals, the number of shares to be covered by each Option to be granted, and the designation of Options as either incentive stock options or non-qualified stock options shall be determined by the Committee; provided, however, that an incentive stock option may be granted only to an Eligible Individual who is an employee of the Company or a Related Company.

         In no event may any Eligible Individual be granted options with respect to more than 1,250,000 shares of Common Stock in any fiscal year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a fiscal year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such fiscal year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the fiscal year of each representative transaction.


 6.      OPTION AGREEMENTS

         Each Eligible Individual to whom an Option is granted (an "Optionee") shall enter into a written agreement setting forth the terms and conditions of the Option granted to him, which agreement may contain such terms, conditions and restrictions not inconsistent with the terms of the Plan as the Committee shall approve.


 7.      OPTION PRICE

         The price to be paid by an Optionee who exercises an Option shall be determined by the Committee but shall in no event be less than the fair market value of the Common Stock on the date the Option is granted; provided that in the case of an incentive stock option granted to an Eligible Individual who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price shall not be less than 110% of such fair market value.


 8.      DURATION AND RATE OF EXERCISE OF OPTIONS

         The option period shall be fixed by the Committee but in any event each Option shall by its terms be exercisable no later than the expiration of ten years from the date the Option is granted; provided that in the case of an incentive stock option granted to an Eligible Individual who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option shall not be exercisable to any extent after the expiration of five years from the date the Option is granted.

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         The  Committee  shall  determine the rate at which each Option shall be exercisable.

         In the case of an incentive stock option, the amount of aggregate fair market value of shares (determined at the time of grant of the Option pursuant to Section 7) with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. To the extent the limitation in the preceding sentence would be exceeded with respect to any portion of an Option otherwise first becoming exercisable for any year in accordance with the vesting schedule established for an Optionee, the Committee may determine at the time of grant that vesting with respect to such excess amount shall be deferred until the first subsequent year that such excess amount (or any part thereof) can become exercisable within the limitation of the preceding sentence, or, in the alternative, that such excess amount become vested as a non-qualified stock option.

         The Committee shall determine the manner in which each Option shall be exercisable, the timing and form of the purchase price to be paid by an Optionee upon the exercise of an Option, and any restrictions to be imposed upon the Common Stock received on exercise of an Option. To the extent provided in the option agreement, payment of the purchase price may be in cash, part in cash and part by personal promissory note or in whole or in part by the surrender of a whole number of shares of previously issued Common Stock of the Company. Previously issued shares of Common Stock shall be accepted as payment in an amount equal to the then fair market value of the surrendered shares.


 9.      NONTRANSFERABILITY OF OPTIONS

         Unless specifically otherwise by the Committee with respect to non-qualified options only, each Option granted under the Plan to any Eligible Individual shall by its terms not be transferable by him otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.


10.      RIGHTS AS A STOCKHOLDER

         An Optionee shall have no rights as a stockholder with respect to any shares covered by his Options until he shall have become the holder of record of such shares, and no adjustment shall be made, except adjustments pursuant to
Section 11 hereof, for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such shares for which the record date is prior to the date on which he shall have become the holder of record thereof.



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11.      EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

         In the event there is any change in the shares of Common Stock of the Company through the declaration of stock dividends or through recapitalizations resulting in stock split-ups or combinations or exchanges of shares or otherwise, the number of shares available for Option, the exercise price of outstanding Options, and the number of shares subject to any Option shall be appropriately adjusted by the Committee.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding,
(i) subject to the provisions of clauses (iii) and (iv) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Committee may waive any discretionary limitations imposed pursuant to Section 8 hereof so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or (iii) all outstanding Options may be canceled by the Committee as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full (without regard to any discretionary limitations imposed pursuant to Section 8 hereof) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding Options may be canceled by the Committee as of the date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option but only to the extent exercisable in accordance with any discretionary limitations imposed pursuant to Section 8 prior to the effective date of such merger, consolidation, liquidation or sale.


12.      GRANT OF OPTIONS IN CONNECTION WITH CERTAIN ACQUISITIONS

         The Committee may grant Options under the Plan in substitution for incentive stock options or non-qualified stock options granted under plans of other employers, if such grant occurs by reason of a corporate merger, consolidation, separation, reorganization, or liquidation to which the Company is a party, or by reason of the acquisition of property or stock of another corporation by the Company; provided that, with respect to any incentive stock option, such transaction is a transaction to which Section 424(a) of the Code applies. The Committee may impose such terms and conditions upon the grant of any incentive stock option under this Section 12 as are necessary to ensure that the substitution will not constitute a modification of the Option under Section 424(h) of the Code, even though any such term or

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condition  would  otherwise be  inconsistent  with the  provisions of this Plan.
Options granted under the provisions of this Section 12 may be granted at a price less than the fair market value of the Common Stock on the date such Option is granted, so long as the ratio of the option price to the fair market value of the Common Stock is no more favorable to the Optionee than the ratio of the option price to the fair market value of the stock subject to the old option immediately before such substitution. Except as otherwise specifically provided in the agreement setting forth the terms and conditions of such an Option, the provisions of this Plan shall govern any options granted under this Section 12. Nothing in this Section 12 shall be deemed to authorize the grant of Options under the Plan for a number of shares in excess of the number set forth in
Section 3, nor to limit in any way the authority of the Committee to grant substituted options in connection with such transactions other than under the Plan.


13.      USE OF PROCEEDS

         The proceeds received by the Company from the sale of Common Stock pursuant to the Plan may be used for general corporate purposes.


14.      AMENDMENT AND DISCONTINUANCE

         The Board may from time to time alter or suspend and at any time discontinue the Plan. However, no action of the Board may, without the approval of the stockholders, increase the maximum number of shares to be offered for sale under Options in the aggregate (other than according to the terms of Section 11), modify the provisions of Section 4 regarding eligibility, reduce the purchase price at which shares may be offered pursuant to Options (other than according to the terms of Section 11) or extend the expiration date of the Plan; nor may any action of the Board or the stockholders alter or impair an Optionee's rights under any outstanding Option previously granted under the Plan, without the consent of the holder of the Option. Notwithstanding the above, the Board of Directors may from time to time alter the terms of an outstanding Option previously granted under the Plan, without the consent of the holder of the Option, if the sole effect of such alteration is to accelerate the time at which the Option (or any portion thereof) may be exercised.


15.      EFFECTIVE DATE AND TERMINATION DATE

         The Plan and any amendment thereto requiring stockholder approval shall become effective upon the date of its adoption by the Board, subject, however to approval by the stockholders of the Company within twelve months of such date. The Plan shall remain in effect until terminated by the Board, but not later than ten years after the date the Plan is initially adopted by the Board, or is approved by the stockholders, whichever first occurs.


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         The Plan was  initially  adopted  by the  Board on March  29,  1995 and approved by the stockholders of the Company on April 1, 1995.

         As Amended and Restated on February 28, 1997, the date upon which such amendments and restatement were adopted by the Board and approved by the Company's stockholders.



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